UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2026

LivePerson, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41926	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 7th Ave, Floor M1

New York, New York 10018

(Address of principal executive offices, with zip code)

(212) 609-4200

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC
Rights to Purchase Series A Junior Participating Preferred Stock	None	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 4, 2026 (the “Closing Date”), pursuant to the Amended and Restated Merger Agreement, dated as of July 2, 2026 (the “Merger Agreement”), by and among LivePerson, Inc., a Delaware corporation (the “Company”), SoundHound AI, Inc., a Delaware corporation (“SoundHound”), Lightspeed Merger Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of SoundHound (“Merger Sub I”), and Lightspeed Merger Sub II Inc., a Delaware corporation and an indirect wholly owned subsidiary of SoundHound (“Merger Sub II”), Merger Sub I merged with and into the Company (the “First Merger”), with the Company surviving the First Merger as an indirect wholly owned subsidiary of SoundHound. Immediately thereafter, Merger Sub II merged with and into the Company (the “Second Merger” and together with the First Merger, the “Mergers”), with the Company surviving the Second Merger as an indirect wholly owned subsidiary of SoundHound. Each of the Mergers became effective at the time of the filing of the respective certificate of merger with the Secretary of State of the State of Delaware on the Closing Date (the “First Merger Effective Time” and “Second Merger Effective Time”, as applicable). All defined terms used in Current Report on Form 8-K that are not otherwise defined herein have the meanings ascribed to such terms in the Merger Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Pursuant to the terms of the Merger Agreement:

•

at the First Merger Effective Time, each share of the Company’s common stock, par value $0.001 (“Company Common Stock”) issued and outstanding immediately prior to the First Merger Effective Time (other than certain excluded shares, including shares of Company Common Stock that are held through the Tel-Aviv Stock Exchange Clearing House Ltd. (“TASE Shares”)) automatically converted into the right to receive 0.4673 shares of Class A common stock of SoundHound, par value $0.0001 (“SoundHound Common Stock”) (the “Per Share Merger Consideration”) in accordance with the previously disclosed terms of the Merger Agreement; and

•

at the Second Merger Effective Time, each share of the Company’s Common Stock that was a TASE Share that was issued and outstanding immediately prior to the Second Merger Effective Time automatically converted into the right to receive $3.31 in cash in accordance with the previously disclosed terms of the Merger Agreement.

Additionally, at the First Merger Effective Time, (i) each option to purchase shares of Company Common Stock was cancelled for no consideration; (ii) restricted stock units with respect to shares of Company Common Stock (the “Company RSUs”) held by non-employee directors of the Company and each Company RSU that was vested but not yet settled became entitled to receive the Per Share Merger Consideration in respect of each Company RSU (or otherwise the cash value of such Per Share Merger Consideration, if applicable), less applicable tax withholdings; (iii) all other Company RSUs were assumed by SoundHound and converted into corresponding awards denominated in shares of SoundHound Common Stock, and (iv) all warrants to purchase shares of Company Common Stock were cancelled for no consideration, in each case, in accordance with the previously disclosed terms of the Merger Agreement.

The issuance of shares of SoundHound Common Stock to the former stockholders of the Company was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-296284), as amended, filed by SoundHound with the Securities and Exchange Commission (the “SEC”) and declared effective on July 9, 2026 (the “Registration Statement”). The proxy statement/prospectus included in the Registration Statement contains additional information about the Mergers, the Merger Agreement and the transactions contemplated thereby.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed with the SEC as Exhibit 2.1 to the Company ’s Current Report on Form 8-K filed on July 2, 2026, and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the First Merger Effective Time, Company Common Stock was listed and traded on The Nasdaq Global Select Market (“Nasdaq”) under the trading symbol “LPSN.” In connection with the completion of the First Merger, the Company notified Nasdaq that each outstanding share of Company Common Stock was converted into the right to receive the Per Share

Merger Consideration. At the Company’s request, Nasdaq will file a notification of the removal from listing on Form 25 with the SEC with respect to the delisting of Company Common Stock and the deregistration of Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, the Company intends to file with the SEC a Form 15 requesting that the reporting obligations of the Company under Sections 13(a) and 15(d) of the Exchange Act be suspended.

The information set forth under the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under the Introductory Note and Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth under the Introductory Note and Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Second Merger Effective Time, in connection with the consummation of the Mergers and in accordance with the Merger Agreement, each member of the Company’s board of directors resigned from and ceased serving on the Company’s board of directors and any committees thereof. No director resigned as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The members of the Company’s board of directors immediately prior to the Second Merger Effective Time were James Miller, Dan Fletcher, Nathan “Tripp” Lane, Vanessa Pegueros, John Sabino, Karin-Joyce (K.J.) Tjon, Ryan Vardeman, William G. Wessemann, and Anthony Zingale.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Second Merger Effective Time, the certificate of incorporation and the bylaws of the Company as the surviving corporation in the Second Merger were amended and restated in their entirety to read as set forth in the certificate of incorporation and the bylaws of Merger Sub II as in effect immediately prior to the Second Merger Effective Time, except that the name of the surviving corporation set forth therein was changed to the name of LivePerson, Inc.

The Amended and Restated Certificate of Incorporation of LivePerson, Inc. is filed as Exhibit 3.1 hereto and incorporated by reference into this Item 5.03. The Amended and Restated Bylaws of LivePerson, Inc. are filed as Exhibit 3.2 hereto and incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

In connection with the consummation of the Mergers, on the Closing Date, SoundHound, the Company and each of the Secured Holders consummated the transactions contemplated by the Notes Restructuring Agreement, dated as of April 21, 2026, by and among SoundHound, the Company and the Secured Holders (the “Notes Restructuring Agreement”), pursuant to which, and on the terms and subject to the conditions thereof, the Secured Holders released and deemed satisfied the Company’s First Lien Convertible Senior Notes due 2029 (the “First Lien Secured Notes”) and Second Lien Senior Subordinated Secured Notes due 2029 (the “Second Lien Secured Notes”, and together with the First Lien Secured Notes, the “Secured Notes”, and the holders of such Secured Notes, the “Secured Holders”) for the consideration contemplated thereby and further described below (the transactions contemplated by the Notes Restructuring Agreement, “Notes Restructuring Transactions”).

Pursuant to the Notes Restructuring Agreement, (a) the holder of First Lien Secured Notes accepted, in full and complete satisfaction of all obligations of the Company to such holder under the First Lien Secured Notes, 25,142,335 shares of SoundHound Common Stock and an aggregate amount of cash equal to $2,499,450 in accordance with the previously disclosed terms of the Notes Restructuring Agreement and (b) the holders of the Second Lien Secured Notes accepted, in full and complete satisfaction of all obligations of the Company to such holders under the Second Lien Secured Notes, an aggregate amount of 11,752,504 shares of SoundHound Common Stock and an aggregate amount of cash equal to $3,348,550, which amounts were allocated among the holders of the Second Lien Secured Notes in accordance with the Notes Restructuring Agreement.

The foregoing descriptions of the Notes Restructuring Transactions and the Notes Restructuring Agreement in this Item 8.01 do not purport to be complete and are qualified in their entirety by reference to the Notes Restructuring Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 21, 2026, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Amended and Restated Merger Agreement, dated as of July 2, 2026, by and among SoundHound AI, Inc., Lightspeed Merger Sub Inc., Lightspeed Merger Sub II Inc., and LivePerson, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by SoundHound AI, Inc. on April 21, 2026).

3.1	Fifth Amended and Restated Certificate of Incorporation of LivePerson, Inc.

3.2	Fifth Amended and Restated Bylaws of LivePerson, Inc.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2026

LIVEPERSON, INC.
(Registrant)

By:	/s/ John Collins
John Collins
Chief Financial Officer & Chief Operating Officer